SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                            FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934


                Date of Report: January 18, 2000


                      WESTVACO CORPORATION
     (Exact name of registrant as specified in its charter)



    DELAWARE                   1-3013             13-1466285
  (State or other           (Commission        (I.R.S. Employer
 jurisdiction             File Number)      Identification No.)
                        of incorporation)



       299 PARK AVENUE, NEW YORK, NEW YORK           10171
    (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code
                         (212) 688-5000










Item 5.   Other Events.

          On January 18, 2000, pursuant to a resolution of the Board of Directors adopted on November 23, 1999, and the approval of the management of Westvaco Corporation (the "Company") on January 12, 2000, the Company issued $400,000,000 in 8.20% Debentures due 2030 in an underwritten public offering. This amount is part of a total of $800,000,000 covered under a Registration Statement on Form S-3 (Registration No. 333-91635) and under a related Prospectus dated November 30, 1999. The issuance of the $400,000,000 of 8.20% Debentures due 2030 is covered in addition by a related Prospectus Supplement dated January 12, 2000.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (c)  Exhibits.

          The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

          Exhibit 1, Form of Underwriting Agreement.

          Exhibit 4(b), Form of 8.20% Debenture due 2030.




               SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    WESTVACO CORPORATION

                    By

                         John W. Hetherington
                         Secretary and Assistant General Counsel
                         January 24, 2000




           EXHIBIT INDEX

                                                         Page No.


     Exhibit 1, Form of Underwriting Agreement.

     Exhibit 4(b), Form of 8.20% Debenture due 2030.